UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2008

CHINA CARBON GRAPHITE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-114564	98-0550699
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

c/o Xinghe Xingyong Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown
Xinghe County
Inner Mongolia, China
Telephone: (86) 474-7209723
(Address of principal executive offices)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 - 9725
E-mail: alevitsky@srff.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On October 14, 2008, the board of directors of China Carbon Graphite Group, Inc. (the “Company”) (i) dismissed Bernstein & Pinchuk LLP (“Bernstein & Pinchuk”), as its independent registered accounting firm, and (ii) selected Yu and Associates CPA Corporation (“YACC”) to serve as the Company’s independent registered accounting firm for the year ending December 31, 2008.

Bernstein & Pinchuk was appointed as the Company’s independent registered accounting firm on February 20, 2008. Bernstein & Pinchuk’s report on the consolidated financial statements of the Company for the year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles. From the time of Bernstein & Pinchuk’s appointment as the Company’s auditor and any subsequent  interim period through the date of this report, there have been no disagreements with Bernstein & Pinchuk on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bernstein & Pinchuk, would have caused Bernstein & Pinchuk to make reference to the subject matters of the disagreements in connection with its report.

The Company has provided Bernstein & Pinchuk with a copy of the disclosures in this Form 8-K/A prior to the filing of these disclosures and has requested that Bernstein & Pinchuk furnish a letter addressed to the Securities and Exchange Commission stating whether or not Bernstein & Pinchuk agrees with the statements made herein above and, if not, stating in which respects Bernstein & Pinchuk does not agree. A copy of the requested letter from Bernstein & Pinchuk is attached hereto as Exhibit 16.1.

During the two most recent fiscal years and through the date of our engagement with YACC, we did not consult with YACC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging YACC, YACC did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Bernstein & Pinchuk.

Item 9.01 Financial Statements and Exhibits.

Exhibits
16.1	Letter from Bernstein & Pinchuk LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CARBON GRAPHITE GROUP, INC. (Registrant)

Date: October 22, 2008	By:	/s/ Donghai Yu
Donghai Yu
Chief Financial Officer